UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 14, 2022

IMPERALIS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 8, 2022, Imperalis Holding Corp., a Nevada corporation (the “Company”) entered into a parent/subsidiary short form merger with its wholly owned subsidiary, TurnOnGreen, Inc., a Nevada corporation (“TOG”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). In accordance with the Merger Agreement, TOG merged with and into the Company, with the Company as the surviving corporation (the “Merger”), pursuant to Section 92A.120 and 92A.180 of the Nevada Revised Statues. As a result of the merger, IMHC acquired two operating subsidiaries from TOG, Digital Power Corporation and TOG Technologies, Inc.

To effectuate the Merger, the Company filed the Articles of Merger (the “Articles of Merger”) with the Secretary of State of the State of Nevada on September 8, 2022.

The Merger does not affect the rights of security holders of the Company. The Company’s common stock will continue to be quoted on the OTC Pink Market under the current symbol “IMHC”.

The Merger did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Merger. The Merger did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth of the Company. There were no changes to the Company’s bylaws or articles of incorporation.

The foregoing descriptions of the Merger Agreement and the Articles of Merger are qualified in their entirety by reference to the full text of the Merger Agreement and the Articles of Merger, copies of which are filed as Exhibits 2.1 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger.
3.1	Articles of Merger, as filed with the Secretary of State of the State of Nevada on September 8, 2022.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERALIS HOLDING CORP.

Dated: September 14, 2022	/s/ Amos Kohn
Amos Kohn Chief Executive Officer